Summary Prospectus
January 28, 2020
Hartford Multifactor International Fund
Class R3 HMIRX	Class R4 HMISX	Class R5 HMITX	Class R6 HMIVX	Class Y HMIYX	Class F HMIFX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund, including the Fund’s daily net asset value, online at hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated January 28, 2020, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with the Fund.
If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

INVESTMENT OBJECTIVE. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in major developed markets of Europe, Canada and the Pacific Region.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition, the table and examples below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6, Class Y or Class F shares. Please contact your financial intermediary for more information regarding whether you may be required to pay a transaction fee or a commission.
Shareholder Fees (fees paid directly from your investment): None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	R3	R4	R5	R6	Y	F
Management fees	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%
Distribution and service (12b-1) fees	0.50%	0.25%	None	None	None	None
Other expenses(1)	0.39%	0.34%	0.29%	0.17%	0.28%	0.17%
Total annual fund operating expenses(1)	1.18%	0.88%	0.58%	0.46%	0.57%	0.46%
Fee waiver and/or expense reimbursement(2)	0.14%	0.14%	0.14%	0.12%	0.13%	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.04%	0.74%	0.44%	0.34%	0.44%	0.34%
(1)
Expenses are based on estimated amounts for the current fiscal year.

(2)
Lattice Strategies LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.04% (Class R3), 0.74% (Class R4), 0.44% (Class R5), 0.34% (Class R6), 0.44% (Class Y), and 0.34% (Class F). This contractual arrangement will remain in effect until January 31, 2021 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3
R3	$106	$361
R4	$76	$267
R5	$45	$172
R6	$35	$136
Y	$45	$170
F	$35	$136
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. From May 31, 2019 (commencement of operations) through September 30, 2019, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index (LRODMX) (the “Index”), which is designed to address risks and opportunities within developed markets located outside the U.S. The Index selects equity securities of companies domiciled within developed international equity markets that exhibit a favorable combination of factors, including valuation, momentum, and quality. The Index seeks to outperform a capitalization-weighted universe of companies located in major developed markets of Europe, Canada and the Pacific Region over a complete market cycle with up to 15% less volatility compared to that of the capitalization-weighted universe through the Index construction process. Risk-Optimized refers to the approach Lattice Strategies LLC (“Lattice” or the “Investment Manager”) takes in the development and management of the Index. The Index, developed by Lattice, seeks to address identified risks within its asset class. For example, country, company, and currency concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process. Risk-optimized does not mean “lower risk,” but rather refers to the deliberate and intentional re-allocation of specific risks.
The Index is built with a rules-based, proprietary methodology that employs a multi-layered risk-controlled approach that seeks to address risks associated with the cap-weighted universe, accounting for size, country, liquidity and volatility risks. Specifically, the Index seeks to de-concentrate individual country and currency risks while emphasizing companies that exhibit persistent risk premium factors, including but not limited to, quality, momentum, and value. The Index’s components are risk- and factor-adjusted twice annually, with reconstitution and rebalance occurring in March and September. The Index was established with a base value of 1,000 on December 31, 2013. The components of the Index may range from 400 to 500, and the degree to which these components represent certain industries, may change over time.
The Investment Manager uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but may also reduce some of the risks of active management, such as over concentration in countries and individual equities. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund generally invests at least 80% of its assets in securities included in the Index and in depositary receipts (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) representing securities included in the Index. The Fund may invest the remainder of its assets in certain derivative instruments that may not be included in the Index, cash and cash equivalents, including money market funds, as well as in securities that are not included in the Index but that the sub-adviser believes will help the Fund track the Index. To the extent that the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will do so in approximately the same amount as the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines.
The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at hartfordfunds.com.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Index Tracking Risk – While the Fund seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
To the extent the Fund invests a significant portion of its assets in a particular economic region, such as Europe or Asia, the Fund will be more exposed to the economic and other risks associated with that region.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Mid Cap Securities Risk – The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Geographic Risk – A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.
Issuer Risk – Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Passive Strategy/Index Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Index Related Risk – The Fund seeks to achieve a return that corresponds generally to the total return performance, before fees and expenses, of the Index as published by Lattice. There is no assurance that Lattice will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While Lattice does provide descriptions of what the Index is designed to achieve, Lattice does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of the Index it publishes, and does not guarantee that the Index will be in line with Lattice’s described index methodology. The mandate of the Investment Manager and sub-adviser, as described in this Prospectus, is to manage the Fund consistently with its respective Index. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time or at all, particularly where an index is less commonly used. Therefore, gains, losses or costs associated with the Index’s errors will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that any gains from Index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders.
Apart from scheduled rebalances, Lattice may also carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. Where the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Errors and unscheduled rebalances to the Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Fund’s Index. Therefore, errors and additional ad hoc rebalances carried out by Lattice with respect to the Index may increase the costs and market exposure risk of the Fund.
Industry Concentration Risk – Although the Fund generally will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, to the extent that the Index is concentrated in a particular industry, the Fund will concentrate its investments to approximately the same degree as its Index. If the Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments in an industry than a fund that does not focus its investments in any industry.
Securities Lending Risk – The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. Because the Fund has been in operation for less than one full calendar year as of December 31, 2019, no performance history has been provided. Updated performance information is available at hartfordfunds.com. Keep in mind that past performance does not indicate future results.
MANAGEMENT. The Fund’s investment manager is Lattice Strategies LLC. The Fund’s sub-adviser is Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”).
Portfolio Manager	Title	Involved with Fund Since
Richard A. Brown, CFA	Managing Director, Co-Head of Equity Index Portfolio Management of Mellon	2019
Thomas J. Durante, CFA	Managing Director, Co-Head of Equity Index Portfolio Management of Mellon	2019
Karen Q. Wong, CFA	Managing Director, Head of Index Portfolio Management of Mellon	2019
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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8January 28, 2020   SUM-MULTIINTL_01282020